UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 19, 2018

FIRST CHOICE HEALTHCARE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53012	90-0687379
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

709 S. Harbor Blvd., Suite 250, Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (321) 725-0090

(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

(c)     On November 19, 2018, the independent Board of Directors of First Choice Healthcare Solutions, Inc. (the “Company”) appointed Phillip J. Keller as the Company’s interim CEO. Mr. Keller has served as the Company’s CFO since July 24, 2017 and will continue in that role.

From 2014 through 2015, Mr. Keller, age 52, served as Senior Vice President of Finance and Chief Financial Officer of RehabCare Inc., a provider of physical, occupational and speech-language rehabilitation services to hospitals, skilled nursing facilities and home care settings in 47 states across the United States of America. Prior to joining RehabCare Inc. in 2014, Mr. Keller served as Senior Vice President of Finance of PharMerica, Inc. (NYSE: PMC), an institutional pharmacy servicing skilled nursing and assisted living facilities, hospitals and other long-term alternative care facilities. Other previous executive posts have included Senior Vice President of Finance and Principal Accounting Officer of BioScrip, Inc. (NASDAQ: BOPS) and Vice President of Finance, Chief Financial Officer and Treasurer of DMI Furniture Inc. (NASDAQ: DMIF). In May 1991, Mr. Keller earned his Certified Public Accountant license. He began his career working as a Staff Accountant for Laventhol & Horwath after graduating from the Loyola University of Chicago with a B.S. degree in Accounting.

Mr. Keller currently receives an annual salary of $250,000 and was granted Company Common Stock as described more fully in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 27, 2017. Mr. Keller also participates in the Company’s health benefits on the same terms as other Company executives. Mr. Keller will be receiving no additional compensation for assuming the interim CEO role.

There are no family relationships between Mr. Keller and any director or executive officer of the Company and there are no transactions between Mr. Keller and the Company that would be reportable under Item 404(a) of Regulation S-K.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure.

On November 19, 2018, the Company issued a press release announcing the appointment of Mr. Keller as Interim CEO. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein. In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release, dated November 19, 2018.*

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CHOICE HEALTHCARE SOLUTIONS, INC.
(Registrant)

Date: November 19, 2018
/s/ Phillip J. Keller
Name: Phillip J. Keller
Interim Chief Executive Officer and Chief Financial Officer

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